UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2002

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor Dallas, Texas		75202 (Zip Code)
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 is the certification of Bank of America, N.A., not in its individual capacity, but solely as trustee of the Registrant, under Section 906 of the Sarbanes-Oxley Act of 2002 (the “Certification”).  In connection with the filing of the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.

                                                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUGOTON ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR HUGOTON ROYALTY TRUST

August 14, 2002	By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Assistant Vice President

XTO ENERGY INC.

	By:	/s/ LOUIS G. BALDWIN
Louis G. Baldwin
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Certification by Bank of America, N.A., Trustee of the Registrant, furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.